Income Tax as a Percentage of Income (Detail)	12 Months Ended
	May. 31, 2015	May. 31, 2014
Effective Income Tax Rate Reconciliation, Percent [Line Items]
Statutory federal income tax rate	(34.00%)	(34.00%)
State income taxes, net of federal income tax impact	(6.00%)	(6.00%)
Change in valuation allowance	16.00%	17.00%
Permanent timing differences	26.00%	25.00%
General business credit/other	(2.00%)	(2.00%)
Effective Income Tax Rate Reconciliation, Percent, Total	0.00%	0.00%